DOLLAR RESERVES
--------------------------------------------------------------------------------

                                                                January 18, 2001

 Fellow Shareholders:

       We are pleased to welcome shareholders of the Fund who have joined us since our June 30, 2000 Report. The Fund's approach of investing exclusively in short term U.S. Government and U.S. Agency securities makes it a sound choice for safety conscious investors.

       It is a pleasure to report that the Fund's investment strategy for seeking its objective of maximizing yield for shareholders consistent with preservation of capital and maintenance of liquidity through U.S. Government and U.S. Agency money market securities was successful, achieving a 28% increase in its effective compound yield to 5.97% over year end 1999 based on the seven day current yield of 5.78%.

                 Effective Yield as of
                 December 31, 2000                            5.97%
                 --------------------------------------------------
                 Effective Yield as of
                 December 31, 1999                            4.65%
                 --------------------------------------------------
                 Increase                                     1.32%

       After raising the Federal Funds rate in the first half of 2000, the Federal Reserve signaled a change in policy in December 2000 and lowered its rate by 0.50% at the beginning of January 2001. At the same time, the Federal Reserve signaled its willingness to lower rates further over the coming months in order to stimulate a slowing economy. Economic statistics were indicating a slowdown in many sectors of the economy. Reflecting the weakness in the manufacturing sector, the Purchase Manager's Index fell to its lowest level since the 1991 recession. Likewise, consumer confidence fell to a two year low.

       Our focus in 2001 will be on the economy and to what extent economic activity slows. Government statistics over the near term will most likely confirm that the economy glided into a recession around the turn of the year. We expect first quarter gross domestic product to show a flat result and short term interest rates to continue to decline and remain low for the foreseeable future. Further rate reductions by the Federal Reserve Bank can be anticipated in the first six months of 2001. Going forward, the Fund will continue to invest opportunistically in short term U.S. Government Agency securities to maintain a portfolio that seeks to maximize yield for shareholders consistent with preservation of capital and maintenance of liquidity.


                                   Sincerely,




/s/ Thomas B. Winmill                     /s/ Marion E. Morris

Thomas B. Winmill                         Marion E. Morris
President                                 Senior Vice President
                                          Portfolio Manager

                                 DOLLAR RESERVES

              Schedule of Portfolio Investments - December 31, 2000


 Par Value                                                                                  Yield*       Value**
 ---------                                                                                  ------     -----------
                  U.S. Government Agencies (100%)
$  200,000        Federal Farm Credit, due 1/03/01 ....................................     6.46%      $   199,928
   151,000        Federal Farm Credit, due 1/04/01 ....................................     6.46%          150,919
    95,000        Federal Farm Credit, due 2/23/01 ....................................     6.40%           94,105
    95,000        Federal Farm Credit, due 3/05/01 ....................................     6.37%           93,941
   134,000        Federal Farm Credit, due 3/12/01 ....................................     6.37%          132,340
   100,000        Federal Home Loan Banks, due 1/05/01 ................................     6.46%           99,928
   400,000        Federal Home Loan Banks, due 1/10/01 ................................     6.44%          399,356
   400,000        Federal Home Loan Banks, due 1/12/01 ................................     6.42%          399,215
   114,000        Federal Home Loan Banks, due 1/19/01 ................................     6.44%          113,633
   700,000        Federal Home Loan Banks, due 1/26/01 ................................     6.25%          696,962
   109,000        Federal Home Loan Banks, due 2/09/01 ................................     6.50%          108,232
 2,000,000        Federal Home Loan Banks, due 3/02/01 ................................     6.34%        1,978,867
   300,000        Federal Home Loan Banks, due 3/06/01 ................................     6.37%          296,603
   500,000        Federal Home Loan Banks, due 3/22/01 ................................     5.52%          498,745
 1,100,000        Federal Home Loan Banks, due 4/12/01 ................................     6.20%        1,080,866
 5,500,000        Federal Home Loan Banks, due 4/12/01 ................................     6.21%        5,499,685
 1,300,000        Federal Home Loan Banks, due 6/08/01 ................................     6.02%        1,265,653
   187,000        Federal Home Loan Banks, due 7/12/01 ................................     6.43%          180,587
    71,000        Federal Home Loan Mortgage Corp., due 1/02/01 .......................     6.50%           70,987
 2,500,000        Federal Home Loan Mortgage Corp., due 1/04/01 .......................     6.35%        2,498,676
    50,000        Federal Home Loan Mortgage Corp., due 1/09/01 .......................     6.45%           49,928
 1,700,000        Federal Home Loan Mortgage Corp., due 1/29/01 .......................     6.18%        1,691,829
 4,700,000        Federal Home Loan Mortgage Corp., due 2/06/01 .......................     6.22%        4,670,766
 1,055,000        Federal Home Loan Mortgage Corp., due 2/22/01 .......................     6.41%        1,045,232
 1,000,000        Federal National Mortgage Assn., due 1/04/01 ........................     6.43%          999,464
   500,000        Federal National Mortgage Assn., due 1/05/01 ........................     6.46%          499,641
   228,000        Federal National Mortgage Assn., due 1/08/01 ........................     5.23%          227,925
 1,500,000        Federal National Mortgage Assn., due 1/11/01 ........................     6.42%        1,497,325
 1,200,000        Federal National Mortgage Assn., due 1/11/01 ........................     6.43%        1,197,857
   210,000        Federal National Mortgage Assn., due 1/11/01 ........................     6.44%          209,624
   260,000        Federal National Mortgage Assn., due 1/16/01 ........................     5.38%          259,833
 1,000,000        Federal National Mortgage Assn., due 1/18/01 ........................     6.42%          996,966
 1,500,000        Federal National Mortgage Assn., due 1/18/01 ........................     6.43%        1,495,445
   300,000        Federal National Mortgage Assn., due 1/26/01 ........................     6.18%          298,713
   700,000        Federal National Mortgage Assn., due 1/26/01 ........................     6.22%          696,976
   475,000        Federal National Mortgage Assn., due 1/29/01 ........................     5.44%          474,449
 1,900,000        Federal National Mortgage Assn., due 2/01/01 ........................     6.29%        1,889,709
   200,000        Federal National Mortgage Assn., due 2/08/01 ........................     6.37%          198,643
 4,000,000        Federal National Mortgage Assn., due 2/08/01 ........................     6.42%        3,972,872
 1,500,000        Federal National Mortgage Assn., due 2/08/01 ........................     6.40%        1,489,851
 1,071,000        Federal National Mortgage Assn., due 2/15/01 ........................     5.00%        1,068,521
 3,815,000        Federal National Mortgage Assn., due 2/22/01 ........................     6.57%        3,812,746
 2,250,000        Federal National Mortgage Assn., due 3/01/01 ........................     6.36%        2,226,529
 1,152,000        Federal National Mortgage Assn., due 3/08/01 ........................     6.30%        1,138,693
 2,000,000        Federal National Mortgage Assn., due 3/15/01 ........................     5.62%        1,996,099
 1,500,000        Federal National Mortgage Assn., due 3/20/01 ........................     6.55%        1,499,770
   500,000        Federal National Mortgage Assn., due 5/02/01 ........................     6.40%          499,440
 1,800,000        Federal National Mortgage Assn., due 6/14/01 ........................     5.96%        1,751,087
 2,000,000        Federal National Mortgage Assn., due 12/20/01 .......................     6.20%        2,000,000
 3,000,000        Student Loan Marketing Assn., due 5/18/01 ...........................     6.33%        3,001,164
                                                                                                       -----------
                  Total Investments (100.00%) .........................................                $58,716,325

 * Represents annualized yield at date of purchase for discount securities, or coupon for coupon-bearing securities.
** Cost of investments for financial reporting and for Federal income tax purposes is the same as value.

                 See accompanying notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS:
   Investments at market value
     (cost: $58,716,325) ................................  $58,716,325
   Interest receivable ..................................      316,061
   Receivable for Fund shares sold ......................        2,086
   Other assets .........................................       94,332
                                                           -----------
        Total assets ....................................   59,128,804
                                                           -----------
LIABILITIES:
   Cash overdraft .......................................          122
   Payables:
     Demand notes payable to bank (note 4) ..............      489,935
     Fund shares redeemed ...............................       66,039
     Dividend ...........................................        1,163
   Accrued management fees ..............................       12,670
   Accrued expenses .....................................       56,714
                                                           -----------
        Total liabilities ...............................      626,643
                                                           -----------
NET ASSETS: (applicable to 58,502,161
   outstanding shares: 500,000,000 shares
   of $.01 par value authorized) ........................  $58,502,161
                                                           ===========
NET ASSET VALUE PER SHARE
   ($58,502 ,161 / 58,502,161) ..........................  $      1.00
                                                           ===========
At December 31, 2000, net assets consisted of:
   Paid-in capital ......................................  $58,502,217
   Accumulated net realized loss on
     investments ........................................          (56)
                                                           -----------
                                                           $58,502,161
                                                           ===========

STATEMENT OF OPERATIONS
Year Ended December 31, 2000

INVESTMENT INCOME:
   Interest .............................................  $3,849,534

EXPENSES:
   Investment management (note 3) .......................     304,137
   Distribution (note 3) ................................     151,812
   Transfer agent .......................................     132,134
   Professional (note 3) ................................      47,518
   Custodian ............................................      39,374
   Registration .........................................      31,886
   Printing .............................................      26,174
   Interest (note 4) ....................................       8,013
   Directors ............................................       6,166
   Other ................................................       8,277
     Total expenses .....................................     755,491
     Investment managemnet and distribution
        plan expenses waived (note 3) ...................    (243,053)
     Fee reductions (note 5) ............................     (26,759)
                                                           ----------
          Net expenses ..................................     485,679
                                                           ----------
          Net investment income .........................   3,363,855

   NET REALIZED GAIN FROM SECURITY
     TRANSACTIONS .......................................      13,266
     Net increase in net assets
        resulting from operations .......................  $3,377,121
                                                           ==========


                                   ----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2000 and 1999

                                                                                              2000             1999
                                                                                          ------------     ------------
OPERATIONS:
  Net investment income ................................................................  $  3,363,855     $  2,914,339
  Net realized gain (loss) from security transactions ..................................        13,266           (5,449)
                                                                                          ------------     ------------
    Net increase in net assets resulting from operations ...............................     3,377,121        2,908,890
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income .............................................    (3,363,855)      (2,914,339)
  Distributions in excess of net realized gains ........................................       (13,266)            --
CAPITAL SHARE TRANSACTIONS:
  Decrease in net assets resulting from capital share transactions (a) .................    (5,748,227)      (1,279,368)
                                                                                          ------------     ------------
    Total change in net assets .........................................................    (5,748,227)      (1,284,817)
NET ASSETS:
  Beginning of period ..................................................................    64,250,388       65,535,205
                                                                                          ------------     ------------
  End of period ........................................................................  $ 58,502,161     $ 64,250,388
                                                                                          ============     ============
(a) Transactions in capital shares were as follows:

    Shares sold ........................................................................  $ 59,754,472     $ 60,416,438
    Shares issued in reinvestment of distributions .....................................     3,351,591        2,880,221
    Shares redeemed ....................................................................   (68,854,290)     (64,576,027)
                                                                                          ------------     ------------
      Net decrease .....................................................................  $ (5,748,227)    $ (1,279,368)
                                                                                          ============     ============

                 See accompanying notes to financial statements

                          Notes to Financial Statements


(1) Dollar Reserves, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a open-end management investment company. The Fund's investment objective is to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The market value of the Fund's portfolio securities is cost adjusted for amortization of premiums and accretion of discounts. Premiums and discounts are amortized in accordance with income tax regulations. Dividends from net investment income (investment income less expenses plus or minus all realized gains or losses on the Fund's portfolio securities) are declared daily and reinvested or paid monthly. Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required.

(3) The Fund retains Midas Management Corporation, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund, at the annual rate of .50 of 1% of the first $250 million, .45 of 1% from $250 million to $500 million, and .40 of 1% over $500 million. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. The Investment Manager voluntarily waived $152,068 of its management fee for the year ended December 31, 2000. Effective June 30, 1999, the investment management contract with CEF Advisers,Inc. (formerly Bull & Bear Advisers, Inc.) was transferred to Midas Management Corporation. The terms of the investment management contract, other than the name of the investment adviser, did not change. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc., the Fund's Distributor. The Fund reimbursed the Investment Manager $54,562 for providing certain administrative and accounting services at cost for the year ended December 31, 2000. The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Pursuant to the Plan, the Fund may pay the Distributor a fee in an amount of one quarter of one percent per annum of the Fund's average daily net assets as compensation for distribution and service activities. The fee is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts and all other activities and expenses primarily intended to result in the sale of the Fund's shares. Distributor waived $90,985 of its distribution fee for the year ended December 31, 2000. In addition, the Fund paid the Distributor $82,070 for payments made to certain brokers for record keeping services.

(4) The Fund has a committed bank line of credit. At December 31, 2000, the balance outstanding was $489,935 and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the year ended December 31, 2000, the weighted average interest rate was 6.57% based on the bal-ances outstanding during the period and the weighted average amount outstanding was $121,919.

(5) The Fund has entered into an arrangement with its transfer agent and custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. During the period, the Fund's custodian and transfer agent fees were reduced by $6,303 and $20,456, respectively, under such arrangements.


                                   ----------


                              FINANCIAL HIGHLIGHTS


                                                       Year           Year       Six Months
                                                      Ended          Ended          Ended             Years Ended June 30,
                                                    December 31,  December 31,   December 31,    ------------------------------
                                                       2000           1999           1998         1998       1997        1996
                                                    ------------  ------------   ------------    -------    -------    --------
PER SHARE DATA
Net asset value at beginning of period .............  $ 1.000        $ 1.000        $ 1.000      $ 1.000    $ 1.000    $ 1.000
Income from investment operations:
       Net investment income .......................     .056           .043           .022         .048       .047       .047
Less distributions:
       Distributions from net investment income ....    (.056)         (.043)         (.022)       (.047)     (.047)     (.047)

       Distributions from paid-in capital ..........        -              -              -        (.001)         -          -
                                                      -------        -------        -------      -------    -------    --------
Net asset value at end of period ...................  $ 1.000        $ 1.000        $ 1.000      $ 1.000    $ 1.000    $  1.000
                                                      =======        =======        =======      =======    =======    ========
TOTAL RETURN .......................................     5.74%          4.38%          4.46%**      4.88%      4.83%       4.81%
                                                      =======        =======        =======      =======    =======    ========
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) ........  $58,502        $64,250        $65,535      $61,602    $62,908    $ 62,467
                                                      =======        =======        =======      =======    =======    ========
Ratio of expenses to average net assets (a)(b)(c) ..      .84%           .94%           .93%**       .86%       .71%        .90%
                                                      =======        =======        =======      =======    =======    ========
Ratio of net investment income to average
   net assets (b) ..................................     5.54%          4.30%          4.43%**      4.71%      4.73%       4.70%
                                                      =======        =======        =======      =======    =======    ========

**  Annualized.
(a) Ratio prior to waiver by the Investment Manager and Distributor was 1.09%, 1.34%, 1.30%**, 1.20%, 1.21% and 1.40%, for the years ended
    December 31, 2000 and 1999, the six months ended and the years ended June 30, 1998, 1997 and 1996, December 31, 1998 respectively.
(b) Ratio prior to waiver by the Investment Manager and Distributor was 5.29%, 3.90%, 4.06%**, 4.37%, 4.23% and 4.20%, for the years ended
    December 31, 2000 and 1999, the six months ended and the years ended June 30, 1998, 1997 and 1996, December 31, 1998 respectively. (c) Ratio after transfer agent and custodian fee credits was 0.80% for the year ended December 31, 2000.

                REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors and Shareholders of Dollar Reserves, Inc.

         We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Dollar Reserves, Inc. as of December 31, 2000, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dollar Reserves, Inc. as of December 31, 2000, the results of its operations for the year then ended, changes in its net assets and the financial highlights for the periods presented in conformity with generally accepted accounting principles.




                                             TAIT, WELLER & BAKER
Philadelphia, Pennsylvania                   Independent Public Accountants
January 12, 2001

DOLLAR
RESERVES
-------------------------------------------------------

11 Hanover Square,  New York, NY 10005 Investor Service
Center, Inc., Distributor 1-800-ISC-4160













-------------------------------------------------------
Independent Accountants
Tait, Weller & Baker














Printed on recycled paper [LOGO]

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.





DOLLAR
RESERVES
-------------------------------------------------------

A High Quality Money Market Fund Investing in U.S.
Government Securities









-------------------------------------------------------
Annual Report
December 31, 2000



DR-AR-12/00